Offerings - Offering: 1	Feb. 13, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 23,530,759.55
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,249.60
Offering Note	(1) Transaction Valuation is calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of December 31, 2025 of $25.25. This amount is based upon the offer to purchase up to 931,911 common shares of beneficial interest, par value $0.001 per share, of John Hancock Comvest Private Income Fund. (2) Amount of Filing Fee is calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.